INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2014
INCOME TAXES
Schedule of reconciliation of income tax expense (benefit) at statutory federal income tax rate to income taxes

	As of December 31,
	2013	2014
Federal income tax (benefit) at statutory rate	34.00%	34.00%
(Increase) decrease income tax (benefit) resulting from:
Expiration of state net operating losses	(12.11)	0.00
Permanent items	(0.01)	(0.17)
Research and experimental credits	4.19	3.74
Change in valuation allowance	(26.07)	(37.57)

Income tax expense (benefit)	0.00%	0.00%

Schedule of significant components of deferred tax assets and liabilities

	As of December 31,
	2013	2014
Deferred tax assets:
Net operating loss carryforwards	$21,392	$28,419
Depreciation and amortization	—	36
Research Credits	2,400	3,070

Deferred tax assets before valuation allowance	23,792	31,525
Valuation allowance	(23,788)	(31,525)

	4	—
Deferred tax liabilities:
Depreciation and amortization	(4)	—

	(4)	—

Net deferred tax assets	$—	$—